UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2009

DARA BioSciences, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-19410	04-3216862
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

8601 Six Forks Road, Suite 160, Raleigh, North Carolina 27609

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 919-872-5578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2009, John Didsbury was terminated, without cause, as President of DARA BioSciences, Inc. (the "Company"). While Mr. Didsbury plans to pursue other interests, he has agreed to serve as a consultant to the Company for an interim period.

Effective upon Mr. Didsbury's termination, Richard A. Franco was appointed as President of the Company. As previously reported, effective January 26, 2009, Mr. Franco was appointed to the Company's Board of Directors and was appointed as the Company's Chief Executive Officer. Mr. Franco has agreed to serve in all of these capacities, including as President, for nominal consideration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BioSciences, Inc.

Dated: February 12, 2009

By: /s/ David Drutz

Name: David Drutz

Title: Chairman